UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 2, 2011

SYNAGEVA BIOPHARMA CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23155	33-0557266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

128 Spring Street, Suite 520, Lexington, Massachusetts 02421

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 357-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

On November 3, 2011, Synageva BioPharma Corp. (the “Company”) filed a Current Report on Form 8-K (the “November 3 Report”) disclosing, under Item 2.01, the completion of the Company’s merger with Synageva BioPharma Corp., a Delaware corporation and, under Item 9.01, the intent of the Company to file certain financial statements required by this Item 9.01(a) on a Current Report on Form 8-K within 71 days of the November 3 Report.

On November 10, 2011, the Company filed a Current Report on Form 8-K (the “November 10 Report” and, together with the November 3 Report, the “Reports”), disclosing, under Item 4.01, the dismissal of Ernst & Young LLP (E&Y) as the Company’s principal independent registered accounting firm and the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Company’s new independent registered public accounting firm for its fiscal year ending December 31, 2011, each effective upon the filing of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter September 30, 2011.

The November 3 Report is incorporated herein by reference. This Current Report on Form 8-K supplements the information contained in Item 9.01 of the November 3 Report and Item 4.01 of the November 10 Report.

Item 4.01

(a)	Prior Independent Registered Public Accounting Firm

On November 4, 2011, pursuant to a recommendation from its Audit Committee, the Board of Directors (the “Board”) of Synageva BioPharma Corp. (“Synageva”) dismissed Ernst & Young LLP (“E&Y”) as its principal independent registered public accounting firm, effective immediately after Synageva files its quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2011. E&Y served as the independent registered accounting firm for Synageva’s predecessor, Trimeris, Inc. (“Trimeris”), prior to the reverse merger between Trimeris and a private company formerly known as Synageva BioPharma Corp. (“Former Synageva”), which closed on November 2, 2011 (the “Merger”) and resulted in stockholders of Former Synageva owning approximately 75% of the combined company.

The audit reports of E&Y on the financial statements of Trimeris as of and for the years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. Further, the audit reports of E&Y on the effectiveness of internal control over financial reporting as of December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During Trimeris’ fiscal years ended December 31, 2010 and 2009 and the subsequent interim period through November 14, 2011, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to E&Y’s satisfaction would have caused E&Y to make reference to the subject matter of such disagreements in connection with its reports on Trimeris’ consolidated financial statements for such years.

There were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K during Trimeris’ fiscal years ended December 31, 2010 and 2009 and the interim period through November 14, 2011.

Upon filing its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2011 on November 14, 2011, the Company’s previously disclosed dismissal of E&Y as its principal independent registered public accounting firm took effect.

The Company has provided E&Y with a copy of the above disclosures prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested E&Y to furnish the Company with a letter addressed to the SEC stating whether or not E&Y agrees with the above statements. A copy of the letter received from E&Y in response to such request, which is dated November 14, 2011, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	New Independent Registered Public Accounting Firm

Based on the recommendation of the Audit Committee of the Board, Synageva has engaged PricewaterhouseCoopers LLP (“PwC”) as Synageva’s new independent registered public accounting firm for its fiscal year ending December 31, 2011, effective upon the filing of the Registrant’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2011. Through November 2, 2011, PwC served as the independent registered accounting firm for Former Synageva.

During Trimeris’ two most recent fiscal years and through November 14, 2011, Trimeris had not consulted with PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, other than in connection with the Merger; or the type of audit opinion that might be rendered on Trimeris’ financial statements, and neither a written report was provided to Trimeris or oral advice was provided that PwC concluded was an important factor considered by Trimeris in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event.

Upon filing its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2011 on November 14, 2011, the Company’s previously disclosed engagement of PwC as its new independent registered public accounting firm for its fiscal year ending December 31, 2011 took effect.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The unaudited balance sheets of the Company as of September 30, 2011 and December 31, 2010, the unaudited Statements of Operations and Statements of Cash Flows, each for the nine months ended September 30, 2011 and September 30, 2010 and the notes to the unaudited financial statements are incorporated herein by reference to Exhibit 99.1 to this current report.

(d) Exhibits

Exhibit Number	Description

16.1	Letter dated November 14, 2011 from Ernst & Young LLP to the U.S. Securities and Exchange Commission.

99.1

Unaudited Financial Statements of Synageva BioPharma Corp.

Balance Sheets as of September 30, 2011 and December 31, 2010.

Statements of Operations for the Nine Months Ended September 30, 2011 and September 30, 2010.

Statements of Cash Flows for the Nine Months Ended September 30, 2011 and September 30, 2010.

Notes to the Unaudited Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAGEVA BIOPHARMA CORP.

By:	/s/ Sanj K. Patel
Sanj K. Patel President and Chief Executive Officer

Date: November 14, 2011

Exhibit Number	Description

16.1	Letter dated November 14, 2011 from Ernst & Young LLP to the U.S. Securities and Exchange Commission.

99.1

Unaudited Financial Statements of Synageva BioPharma Corp.

Balance Sheets as of September 30, 2011 and December 31, 2010.

Statements of Operations for the Nine Months Ended September 30, 2011 and September 30, 2010.

Statements of Cash Flows for the Nine Months Ended September 30, 2011 and September 30, 2010.

Notes to the Unaudited Financial Statements.